DREYFUS FOUNDERS
DISCOVERY FUND


Pursuing capital appreciation through investments in stocks of small-cap growth companies


P R O S P E C T U S May 1, 2005

CLASS A, B, C, R, AND T SHARES




                                                                        [Logo]


                                       As   with   all   mutual   funds,   the
                                       Securities and Exchange  Commission has
                                       not  approved  or   disapproved   these
                                       securities  or passed upon the adequacy
                                       of      this      prospectus.       Any
                                       representation  to  the  contrary  is a
                                       criminal offense.

[in margin:
DREYFUS FOUNDERS DISCOVERY FUND
Ticker Symbols
CLASS A:  FDIDX
CLASS B:  FDIEX
CLASS C:  FDICX
CLASS R:  FDIRX
CLASS T:  FDITX]




CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach........................................................3
  Main Risks.................................................................3
  Past Performance...........................................................4
  Expenses...................................................................6
  More About Investment Objective, Strategies and Risks......................7
  Management.................................................................9
  Financial Highlights......................................................12


YOUR INVESTMENT
------------------------------------------------------------------------------

  Shareholder Guide.........................................................18
  Distributions and Taxes...................................................28
  Services for Fund Investors...............................................29
  Instructions for Regular Accounts.........................................31
  Instructions for IRAs.....................................................33


FOR MORE INFORMATION
------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in small and relatively unknown companies with high growth potential. The fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.


Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its current price is greater than Founders' estimate of its intrinsic value. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry sector weightings.

For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."


MAIN RISKS


The principal risk of investing in this fund are:

o SMALL COMPANY RISK. Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

o INITIAL PUBLIC OFFERINGS. The fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
SMALL-CAP COMPANIES: generally, those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES

  95      96      97     98      99     00       01       02       03       04
  --      --      --     --      --     --       --       --       --       --
                                       -8.18   -17.78   -33.02   36.41    10.68

BEST QUARTER:     Q4 `01      +23.93%
WORST QUARTER:    Q3 `01      -28.03%

The following table compares the performance of each share class to the performance of an appropriate broad-based index. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the index account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in the index. Past performance, both before and after taxes, is no guarantee of future results.


Average annual total returns AS OF 12/31/04

Share class                               1 Year           5 Years

                                                            (since
                                                            inception)
                                                               (1)
                                       --------------  -----------------
CLASS A                                    4.31%            -6.37%
RETURN BEFORE TAXES

CLASS A                                    4.31%            -6.79%
RETURN AFTER TAXES
ON DISTRIBUTIONS

CLASS A                                    2.80%            -5.47%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                                    5.67%            -6.44%
RETURNS BEFORE TAXES

CLASS C                                    8.67%            -6.08%
RETURNS BEFORE TAXES

CLASS R                                   11.02%            -5.00%
RETURNS BEFORE TAXES

CLASS T                                    5.35%            -6.54%
RETURNS BEFORE TAXES

RUSSELL 2000 GROWTH INDEX (2)             14.31%            -3.57%

(1)    INCEPTION DATE 12/31/99.
(2) THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF STOCKS OF COMPANIES IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.


Fee Table                          CLASS A     CLASS B      CLASS C     CLASS R    CLASS T
--------------------------------  ----------  -----------  ----------  ----------  ---------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum front-end sales charge      5.75         NONE        NONE        NONE        4.50
on purchases % OF OFFERING
PRICE
Maximum contingent deferred        NONE(1)       4.00        1.00        NONE      NONE(1)
sales charge (CDSC) % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND
ASSETS)
% OF AVERAGE DAILY NET ASSETS
Management fees                     0.83         0.83        0.83        0.83        0.83
Rule 12b-1 fee                      NONE         0.75        0.75        NONE        0.25
Shareholder services fee            0.25         0.25        0.25        NONE        0.25
Other expenses                      0.30         0.47        0.45        0.28        0.38
TOTAL ANNUAL FUND OPERATING         1.38         2.30        2.28        1.11        1.71
EXPENSES

(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                             1 Year     3 Years       5 Years       10 Years
                             ---------  ------------  ------------  ------------
CLASS A                      $707       $987          $1,287        $2,137

CLASS B                      $633       $1,018        $1,430        $2,193*
WITH REDEMPTION
WITHOUT REDEMPTION           $233       $718          $1,230        $2,193*

CLASS C                      $331       $712          $1,220        $2,615
WITH REDEMPTION
WITHOUT REDEMPTION           $231       $712          $1,220        $2,615

CLASS R                      $113       $353          $612          $1,352

CLASS T                      $616       $965          $1,336        $2,379

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The fund may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission (SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO  TURNOVER.   The  fund  does  not  have  any  limitations  regarding
portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

MANAGEMENT

INVESTMENT ADVISER
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $158 billion under management in over 200 mutual fund portfolios as of December 31, 2004. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $4 trillion in assets under management, administration or custody, including approximately $707 billion under management as of December 31, 2004. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2004 was 0.83% of the fund's average daily net assets.

To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is co-managed by James (J.D.) Padgett and Bradley C. Orr. Each is a chartered financial analyst. Mr. Padgett joined Founders as an equity analyst in 2002 and has been a portfolio manager of the fund since April 2004. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000. Mr. Orr has been a portfolio manager of the fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Founders, Dreyfus, and certain directors of the Dreyfus Founders funds and the Dreyfus funds (together, the "Defendant Funds") in the U.S. District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The
Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional  directors  of  the  Defendant  Funds  as  defendants  and  alleges violations of the 1940 Act, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and
common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending as of the date of this prospectus.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the fund believe that any of the pending actions will have a material adverse effect on the fund or Founders' ability to perform its contract with the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the five years ended December 31, 2004. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2004 annual report, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS A SHARES                                     2004       2003     2002     2001      2000
                                               ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $26.04     $19.09   $28.50   $34.79    $40.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                              (0.64)     (0.36)   (0.31)   (0.17)    (0.03)
Net realized and unrealized gains (losses) on
securities                                         3.42       7.31   (9.10)   (6.02)    (3.45)
                                               ------------------------------------------------
Total from investment operations                   2.78       6.95   (9.41)   (6.19)    (3.48)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00       0.00     0.00     0.00      0.00
From net realized gains                            0.00       0.00     0.00   (0.10)    (2.61)
                                               ------------------------------------------------
Total distributions                                0.00       0.00     0.00   (0.10)    (2.61)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $28.82     $26.04   $19.09   $28.50    $34.79
                                               ================================================

TOTAL RETURN (1)                                 10.68%     36.41%  -33.02%  -17.78%    -8.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $65,763    $79,630  $67,184 $117,773  $131,298
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                       1.38%      1.50%    1.35%    1.19%     1.24%
Expenses with reimbursements and earnings
credits                                           1.37%      1.50%    1.35%    1.18%     1.20%
Net investment loss                              -1.11%     -1.25%   -1.08%   -0.58%    -0.21%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                         98%       130%     128%     110%      108%

1.   Sales charges are not reflected in the total return.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS B SHARES                                    2004     2003       2002      2001      2000
                                               ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $25.12   $18.60     $28.03    $34.49    $40.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                             (1.07)   (0.81)     (0.69)    (0.45)    (0.21)
Net realized and unrealized gains (losses) on
securities                                        3.50     7.33     (8.74)    (5.91)    (3.57)
                                               ------------------------------------------------
Total from investment operations                  2.43     6.52     (9.43)    (6.36)    (3.78)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00     0.00       0.00      0.00      0.00
From net realized gains                           0.00     0.00       0.00    (0.10)    (2.61)
                                               ------------------------------------------------
Total distributions                               0.00     0.00       0.00    (0.10)    (2.61)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $27.55   $25.12     $18.60    $28.03    $34.49
                                               ================================================

TOTAL RETURN (1)                                 9.67%   35.05%    -33.64%   -18.43%    -8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $18,795  $21,009    $18,804   $35,845   $50,883
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                      2.30%    2.56%      2.26%     1.97%     1.97%
Expenses with reimbursements and earnings
credits                                          2.29%    2.56%      2.26%     1.96%     1.94%
Net investment loss                             -2.03%   -2.31%     -1.98%    -1.35%    -1.02%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                        98%     130%       128%      110%      108%

1.   Sales charges are not reflected in the total return.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS C SHARES                                    2004      2003      2002      2001      2000
                                               ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $25.14    $18.60    $28.05    $34.51    $40.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                             (1.53)    (0.94)    (0.86)    (0.48)    (0.19)
Net realized and unrealized gains (losses) on
securities                                        3.96      7.48    (8.59)    (5.88)    (3.57)
                                               ------------------------------------------------
Total from investment operations                  2.43      6.54    (9.45)    (6.36)    (3.76)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00      0.00      0.00      0.00      0.00
From net realized gains                           0.00      0.00      0.00    (0.10)    (2.61)
                                               ------------------------------------------------
Total distributions                               0.00      0.00      0.00    (0.10)    (2.61)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $27.57    $25.14    $18.60    $28.05    $34.51
                                               ================================================

TOTAL RETURN (1)                                 9.67%    35.16%   -33.69%   -18.42%    -8.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $6,668    $8,352    $7,794   $17,031   $25,275
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                      2.28%     2.52%     2.27%     1.98%     1.97%
Expenses with reimbursements and earnings
credits                                          2.27%     2.52%     2.26%     1.96%     1.94%
Net investment loss                             -2.01%    -2.28%    -1.99%    -1.36%    -1.01%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                        98%      130%      128%      110%      108%

1.   Sales charges are not reflected in the total return.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS R SHARES                                     2004      2003      2002     2001      2000
                                               ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $26.32    $19.23    $28.64   $34.87    $40.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                     (0.24)    (0.17)    (0.18)   (0.08)      0.00(1)
Net realized and unrealized gains (losses) on
securities                                         3.14      7.26    (9.23)   (6.05)    (3.40)
                                               ------------------------------------------------
Total from investment operations                   2.90      7.09    (9.41)   (6.13)    (3.40)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00      0.00      0.00     0.00      0.00
From net realized gains                            0.00      0.00      0.00   (0.10)    (2.61)
                                               ------------------------------------------------
Total distributions                                0.00      0.00      0.00   (0.10)    (2.61)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $29.22    $26.32    $19.23   $28.64    $34.87
                                               ================================================

TOTAL RETURN                                     11.02%    36.87%   -32.86%  -17.57%    -7.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $72,317   $65,240   $42,872  $61,163    $4,693
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                       1.11%     1.21%     1.10%    0.95%     0.96%
Expenses with reimbursements and earnings
credits                                           1.10%     1.21%     1.10%    0.94%     0.93%
Net investment income (loss)                     -0.83%    -0.96%    -0.82%   -0.38%     0.01%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                         98%      130%      128%     110%      108%

1. Net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                           YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS T SHARES                                       2004     2003      2002     2001     2000
                                               ------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                 $25.55   $18.79    $28.24   $34.69   $40.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                                (0.65)   (0.31)    (0.54)   (0.33)   (0.09)
Net realized and unrealized gains (losses) on
securities                                           3.28     7.07    (8.91)   (6.02)   (3.49)
                                               ------------------------------------------------
Total from investment operations                     2.63     6.76    (9.45)   (6.35)   (3.58)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           0.00     0.00      0.00     0.00     0.00
From net realized gains                              0.00     0.00      0.00   (0.10)   (2.61)
                                               ------------------------------------------------
Total distributions                                  0.00     0.00      0.00   (0.10)   (2.61)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                       $28.18   $25.55    $18.79   $28.24   $34.69
                                               ================================================

TOTAL RETURN (1)                                   10.29%   35.98%   -33.46%  -18.30%   -8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                     $1,648   $1,788    $1,291   $2,341   $1,908
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (2)                                         1.71%    1.91%     2.06%    1.83%    1.48%
Expenses with reimbursements and earnings
credits                                             1.70%    1.90%     2.06%    1.82%    1.44%
Net investment loss                                -1.44%   -1.66%    -1.79%   -1.24%   -0.50%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (3)                           98%     130%      128%     110%     108%

1.   Sales charges are not reflected in the total return.
2. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
3. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your investment professional before determining which class to invest in.

------------------------------------------------------------------------------------------------

                             CLASS A        CLASS B      CLASS C       CLASS T         CLASS R

------------------------------------------------------------------------------------------------
Initial sales charge         up to 5.75%    none         none          up to 4.50%     none
.................................................................................................
Ongoing distribution fee
(Rule 12b-1 fee)             none           0.75%        0.75%         0.25%           none
.................................................................................................
Ongoing shareholder service  0.25%          0.25%        0.25%         0.25%           none
fee
.................................................................................................
Contingent deferred sales    1% on sale of  sliding      1% on sale of 1% on sale of   none
charge                       shares bought  scale        shares held   shares bought
                             within one     over six     for           within one year
                             year           years        one year or   without an
                             without an                  less          initial
                             initial                                   sales charge as
                             sales charge                              part of an
                             as                                        investment of
                             part of an                                $1 million
                             investment of                             or more
                             $1 million
                             or more
.................................................................................................
Conversion feature           no             yes          no            no              no
.................................................................................................
Recommended purchase maximum none           $100,000     $1 million    $1 million      none
.................................................................................................

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

    o plan to own the shares for an extended period of time, since the higher ongoing service and/or Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

    o   qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

----------------------------------------------------------
Class A sales charges
                           SALES CHARGE     SALES CHARGE
                             AS A % OF       AS A % OF
PURCHASE AMOUNT           OFFERING PRICE        NAV
----------------------------------------------------------
Less than $50,000              5.75%           6.10%
$50,000 to $99,999             4.50%           4.70%
$100,000 to $249,999           3.50%           3.60%
$250,000 to $499,999           2.50%           2.60%
$500,000 to $999,999           2.00%           2.00%
$1 million or more*            none             none

*NO  SALES  CHARGE  APPLIES  ON  INVESTMENTS  OF $1
MILLION OR MORE,  BUT A CONTINGENT  DEFERRED  SALES
CHARGE   OF  1%   MAY   BE   IMPOSED   ON   CERTAIN
REDEMPTIONS  OF SUCH SHARES  WITHIN ONE YEAR OF THE
DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

    o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fee on Class T may eventually exceed the initial sales charge differential

    o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fee

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

    o   qualify for a reduced or waived sales charge

    o   are unsure of your expected holding period

----------------------------------------------------------
Class T sales charges
                           SALES CHARGE     SALES CHARGE
                             AS A % OF       AS A % OF
PURCHASE AMOUNT           OFFERING PRICE        NAV
----------------------------------------------------------
Less than $50,000              4.50%           4.70%
$50,000 to $99,999             4.00%           4.20%
$100,000 to $249,999           3.00%           3.10%
$250,000 to $499,999           2.00%           2.00%
$500,000 to $999,999           1.50%           1.50%
$1 million or more*            none             none

*NO  SALES  CHARGE  APPLIES  ON  INVESTMENTS  OF $1
MILLION OR MORE,  BUT A CONTINGENT  DEFERRED  SALES
CHARGE   OF  1%   MAY   BE   IMPOSED   ON   CERTAIN
REDEMPTIONS  OF SUCH SHARES  WITHIN ONE YEAR OF THE
DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

    o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds or certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

    o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds or certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

    o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "Purchase of Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

    o   full-time  or  part-time  employees,   and  their  family  members,  of
        Founders or any of its affiliates

    o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

    o   full-time   employees,   and  their   family   members,   of  financial
        institutions that have entered into selling agreements with the fund's distributor

    o   "wrap"  accounts for the benefit of clients of financial  institutions,
        provided   they  have  entered  into  an  agreement   with  the  fund's
        distributor specifying operating policies and standards


    o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by employees participating in certain qualified or non-qualified employee benefit plans.

CLASS B AND CLASS C SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years are subject to the following CDSCs:

-----------------------------------------
Class B sales charges
                        CDSC AS A % OF
                       AMOUNT REDEEMED
FOR SHARES SOLD IN      SUBJECT TO THE
THE                         CHARGE
-----------------------------------------
First year                  4.00%
Second year                 4.00%
Third year                  3.00%
Fourth year                 3.00%
Fifth year                  2.00%
Sixth year                  1.00%
Thereafter                   none

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) at the end of the calendar quarter six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.

CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

    o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

    o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

    o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

    o redemptions made within one year of death or disability of the shareholder

    o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2


    o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually


    o   redemptions from qualified and unqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, DEBT SECURITIES with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                     Initial                  Additional
 ---------------------------------  ----------  -------------------------------

 REGULAR ACCOUNTS                   $1,000      $100; $500 FOR DREYFUS
                                                TELETRANSFER INVESTMENTS

 TRADITIONAL IRAS                   $750        NO MINIMUM

 SPOUSAL IRAS                       $750        NO MINIMUM

 ROTH IRAS                          $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS         $500        NO MINIMUM
                                                AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS         $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
|X|   if you send a written  request to sell such  shares,  the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
|X|   the  fund  will  not  process   wire,   telephone,   online  or  Dreyfus
    TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online
Proceeds sent by                      Minimum           Maximum
                                      phone/online      phone/online
-------------------------------------------------------------------------------
CHECK*                                NO MINIMUM        $250,000 PER DAY

WIRE                                  $1,000            $500,000 FOR JOINT
                                                        ACCOUNTS EVERY 30 DAYS/
                                                        $20,000 PER DAY

DREYFUS TELETRANSFER                  $500              $500,000 FOR JOINT
                                                        ACCOUNTS EVERY 30 DAYS/
                                                        $20,000 PER DAY

* NOT  AVAILABLE  ONLINE ON  ACCOUNTS  WHOSE  ADDRESS HAS BEEN
CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some   circumstances   require   written  sell  orders  along  with  signature
guarantees.  These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE  FUND  IS  DESIGNED   FOR   LONG-TERM   INVESTORS.   Frequent   purchases,
redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.
THE FUND RESERVES THE RIGHT TO:
    o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

    o   change its minimum or maximum investment amounts

    o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

    o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)


    o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through automatic investment plans, Dreyfus Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.


[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

  For investing
DREYFUS AUTOMATIC ASSET BUILDER(R)            For making automatic investments
                                              from a designated bank account.

DREYFUS PAYROLL SAVINGS PLAN                  For making automatic investments
                                              through payroll deduction.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE   For making automatic investments
                                              from your federal employment,
                                              Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND SWEEP                        For automatically reinvesting the
                                              dividends and distributions from
                                              the fund into another Dreyfus
                                              Founders fund or Dreyfus Premier
                                              fund (not available for IRAs).

  For exchanging shares
DREYFUS AUTO-EXCHANGE PRIVILEGE        For making regular exchanges from the
                                       fund into another Dreyfus Founders fund
                                       or Dreyfus Premier fund.

  For selling shares
DREYFUS AUTOMATIC WITHDRAWAL PLAN      For making regular withdrawals from most
                                       funds.

                                       There will be no CDSC on Class B or Class
                                       C shares, as long as the amount of any
                                       withdrawal does not exceed, on an annual basis, 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT    TO SELL SHARES
------------------------------------------------------------------------------------------
IN WRITING          Complete the           Fill out an investment  Write a letter of
                    application.  Mail     slip, and write your    instruction that
[Graphic: Pen]      your application and   account number on your  includes:
                    a check to:            check.                  o     your name(s)
                    Dreyfus Founders       Mail the slip and the      and signature(s)
                    Funds, Inc.            check to:               o     your account
                    Discovery Fund         Dreyfus Founders           number
                    P.O. Box 55268         Funds, Inc.             o     Discovery Fund
                    Boston, MA  02205-8502 Discovery Fund          o     the dollar
                    Attn: Institutional    P.O. Box 55268             amount you want to
                    Processing             Boston, MA  02205-8502     sell
                                           Attn: Institutional     o     the share class
                                           Processing              o     how and where
                                                                      to send the
                                                                      proceeds

                                                                   Obtain a signature
                                                                   guarantee or other
                                                                   documentation, if
                                                                   required (see
                                                                   "Account Policies -
                                                                   Selling Shares").

                                                                   Mail your request to:
                                                                   Dreyfus Founders
                                                                   Funds, Inc.
                                                                   P.O. Box 55268
                                                                   Boston, MA  02205-8502
                                                                   Attn: Institutional
                                                                   Processing
------------------------------------------------------------------------------------------
BY TELEPHONE        WIRE  Call us to       WIRE  Have your bank    WIRE  Call us or your
                    request an account     send your investment    financial
[Graphic:           application and an     to Mellon Trust of New  representative to
Telephone]          account number.  Have  England, N.A., with     request your
                    your bank send your    these instructions:     transaction.  Be sure
                    investment to Mellon   o     ABA #011001234    the fund has your
                    Trust of New England,  o     DDA #046590       bank account
                    N.A., with these       o     EEC code 5660     information on file.
                    instructions:          o     Discovery Fund    Proceeds will be
                    o     ABA #011001234   o     the share class   wired to your bank.
                    o     DDA #046590      o     your account
                    o     EEC code 5660       number               DREYFUS
                    o     Discovery Fund   o     name(s) of        TeleTransfer.  Call
                    o     the share class     investor(s)          us or your financial
                    o     your account     o     dealer number,    representative to
                       number                 if applicable        request your
                    o     name(s) of                               transaction.  Be sure
                       investor(s)         ELECTRONIC CHECK  Same  the fund has your
                    o     dealer number    as wire, but before     bank account
                       if applicable       your 14-digit account   information on file.
                                           number insert "182"     Proceeds will be sent
                    Return your            for Class A, "183" for  to your bank by
                    application with the   Class B, "184" for      electronic check.
                    account number on the  Class C,  "185" for
                    application.           Class R, or "186" for   CHECK  Call us or
                                           Class T.                your financial
                                                                   representative to
                                           DREYFUS TELETRANSFER    request your
                                           Request Dreyfus         transaction.  A check
                                           TeleTransfer on your    will be sent to the
                                           application.  Call us   address of record.
                                           to request your
                                           transaction.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT     TO ADD TO AN ACCOUNT    TO SELL SHARES
------------------------------------------------------------------------------------------

ONLINE              -----                  DREYFUS TELETRANSFER    WIRE  Visit
(WWW.DREYFUS.COM)                          Request Dreyfus         WWW.DREYFUS.COM to

                                           TeleTransfer on your    request your

[Graphic:  Mouse]                          application.  Visit     transaction.  Be sure
                                           WWW.DREYFUS.COM to      the fund has your
                                           request your            bank account
                                           transaction.            information on file.

                                                                   Proceeds will be
                                                                   wired to your bank.


                                                                   DREYFUS TELETRANSFER
                                                                   Visit WWW.DREYFUS.COM
                                                                   to request your
                                                                   transaction.  Be sure
                                                                   the fund has your
                                                                   bank account
                                                                   information on file.
                                                                   Proceeds will be sent
                                                                   to your bank by
                                                                   electronic check.

                                                                   CHECK  Visit
                                                                   WWW.DREYFUS.COM to
                                                                   request your
                                                                   transaction.  A check
                                                                   will be sent to the
                                                                   address of record.

------------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL        ALL SERVICES  Call us   DREYFUS AUTOMATIC
                    INVESTMENT.  Indicate  or your financial       WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application    representative to       us or your financial
                    which automatic        request a form to add   representative to
                    service(s) you want.   any automatic           request a form to add
                    Return your            investing service (see  the plan.  Complete
                    application with your  "Services for Fund      the form, specifying
                    investment.            Investors").  Complete  the amount and
                                           and return the form     frequency of
                                           along with any other    withdrawals you would
                                           required materials.     like.

                                                                   Be sure to maintain
                                                                   an account balance of
                                                                   $5,000 or more.
------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.


[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT    TO SELL SHARES
------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA          Fill out an investment  Write a letter of
                   application, making      slip, and write your    instruction that
[Graphic: Pen]     sure to specify the      account number on your  includes:
                   fund name and to         check.  Indicate the    o     your name and
                   indicate the year the    year the contribution      signature
                   contribution is for.     is for.                 o     your account
                                                                       number
                   Mail your application    Mail the slip and the   o     Balanced Fund
                   and a check to:          check to:               o     the dollar
                   The Dreyfus Trust        The Dreyfus Trust          amount you want to
                   Company, Custodian       Company, Custodian         sell
                   P.O. Box 55552           P.O. Box 55552          o     the share class
                   Boston, MA  02205-8568   Boston, MA  02205-8568  o     how and where to
                   Attn: Institutional      Attn: Institutional        send the proceeds
                   Processing               Processing              o     whether the
                                                                       distribution is
                                                                       qualified or
                                                                       premature
                                                                    o     whether the 10%
                                                                       TEFRA should be
                                                                       withheld

                                                                    Obtain a signature
                                                                    guarantee or other
                                                                    documentation, if
                                                                    required (see "Account
                                                                    Policies - Selling
                                                                    Shares").

                                                                    Mail your request to:
                                                                    The Dreyfus Trust
                                                                    Company
                                                                    P.O. Box 55552
                                                                    Boston, MA  02205-8568
                                                                    Attn: Institutional
                                                                    Processing
--------------------------------------------------------------------------------------------
BY TELEPHONE       -----                    WIRE  Have your bank    -----
                                            send your investment
[Graphic:                                   to Mellon Trust of New
Telephone]                                  England, N.A., with
                                            these instructions:
                                            o     ABA #011001234
                                            o     DDA #046590
                                            o     EEC code 5660
                                            o     Discovery Fund
                                            o     the share class
                                            o     your account
                                               number
                                            o     name(s) of
                                               investor(s)
                                            o     dealer number,
                                               if applicable

                                            ELECTRONIC CHECK  Same
                                            as wire, but before
                                            your 14-digit account
                                            number insert "182"
                                            for Class A, "183" for
                                            Class B, "184" for
                                            Class C, "185" for
                                            Class R, or "186" for
                                            Class T.
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT    TO SELL SHARES
------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                    ALL SERVICES  Call us   SYSTEMATIC WITHDRAWAL
                                            or your financial       PLAN  Call us to
[Graphic:                                   representative to       request instructions
Calendar]                                   request a form to add   to establish the plan.
                                            any automatic
                                            investing service (see
                                            "Services for Fund
                                            Investors").  Complete
                                            and return the form
                                            along with any other
                                            required materials.
                                            All contributions will
                                            count as current year
                                            contributions.
--------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS
TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available on its website at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available on the fund's website at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.

PORTFOLIO HOLDINGS

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the fund's website on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the fund's website on the 15th day of the month following the month for which such information is applicable. This information will remain accessible on the fund's website at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

-----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
-----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
-----------------------------------------------

-----------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from http://www.sec.gov
-----------------------------------------------
You can also obtain copies, after paying a
duplicating fee, by visiting the SEC's Public
Reference Room in Washington, DC (for
information, call 1-202-942-8090) or by
E-mail request to PUBLICINFO@SEC.GOV, or by
writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.
-----------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.